OTHER OPERATING INCOME (EXPENSES)	12 Months Ended
Dec. 31, 2017
OTHER OPERATING INCOME (EXPENSES)
OTHER OPERATING INCOME (EXPENSES)

25)  OTHER OPERATING INCOME (EXPENSES)

	2017	2016	2015
Recovered expenses and fines	355,415	504,877	538,239
Provisions for labor, tax and civil contingencies	(999,419)	(985,176)	(1,014,080)
Net gain (loss) on asset disposal/loss (1)	108,767	463,602	(4,512)
Other operating income (expenses) (2)	(187,249)	(51,977)	(73,852)
Total	(722,486)	(68,674)	(554,205)

Other operating income	464,182	968,479	538,239
Other operating expenses	(1,186,668)	(1,037,153)	(1,092,444)
Total	(722,486)	(68,674)	(554,205)
(1)

The amount shown for 2016 includes R$476,371 (net of residual values) from the Company’s sale of 1,655 of transmission towers to Telxius Torres Brasil Ltda. After the sale of these assets, a lease agreement for part of the towers sold was entered into, thus ensuring continued transmission of data for mobile services.

The transaction was recognized as sale and leaseback as provided under IAS 17. Management analyzed each asset leased back and classified them as operating or finance leases in accordance with IAS 17 qualitative and quantitative criteria.

Risks and benefits relating to these towers have been transferred to their purchasers, with the exception of several towers for which transfer of risks and benefits was not possible. For these items, the amount was recognized as deferred revenue (Note 19).

(2)    In the same transaction , performed in 2016 and described in item (1), the Company transferred assignment of current lease  agreements for sites and sold sharing agreements (customer portfolio) for R$40,899.